UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 7123

Advantage Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2012

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR Form will be filed for this series, as appropriate.

ADVANTAGE FUNDS, INC.

-        DREYFUS GLOBAL REAL RETURN FUND

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus

Global Real

Return Fund

ANNUAL REPORT October 31, 2012

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May LoseValue

Contents
T H E F U N D
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	UnderstandingYour Fund’s Expenses
8	ComparingYour Fund’s Expenses With Those of Other Funds
9	Statement of Investments
17	Statement of Options Written
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statement of Changes in Net Assets
22	Financial Highlights
25	Notes to Financial Statements
43	Report of Independent Registered Public Accounting Firm
44	Important Tax Information
44	Proxy Results
45	Board Members Information
47	Officers of the Fund

F O R M O R E	I N F O R M AT I O N
Back Cover

Dreyfus
Global Real
Return Fund

The Fund

A  L E T T E R  F R O M  T H E  C H A I R M A N  A N D  C E O

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Global Real Return Fund, covering the 12-month period from November 1, 2011, through October 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite pronounced stock market weakness during the spring of 2012, stocks generally advanced over the reporting period as investors responded to encouraging macroeconomic developments throughout the world. Employment gains in the United States, credible measures to prevent a more severe banking crisis in Europe, and the likelihood of a “soft landing” for China’s economy buoyed investor sentiment, as did aggressively accommodative monetary policies from central banks in the United States, Europe, Japan and China. Consequently, U.S. stocks across all capitalization ranges posted double-digit returns, on average, for the reporting period.

In light of the easy monetary policies adopted by many countries, we expect global growth to be slightly more robust in 2013 than in 2012.The U.S. economic recovery is likely to persist at subpar levels over the first half of the new year, as growth may remain constrained by uncertainties surrounding fiscal policy and tax reforms. However, successful resolution of the current fiscal debate may prompt corporate decision-makers to increase capital spending, which could have positive implications for the U.S. economy and domestic equity markets.As always, we encourage you to stay in touch with your financial advisor as new developments unfold.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2012

D I S C U S S I O N  O F  F U N D  P E R F O R M A N C E

For the period of November 1, 2011, through October 31, 2012, as provided by Suzanne Hutchins (Lead) and James Harries, Portfolio Managers of Newton Capital Management Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ending October 31, 2012, Dreyfus Global Real Return Fund’s Class A shares produced a total return of 5.16%,Class C shares returned 4.39% and Class I shares returned 5.45%.1 In comparison, the fund’s performance baseline benchmark, the U.S. $ 1-Month London Interbank Offered Rate (LIBOR), and its broad-based securities market index, the Citibank 30-Day Treasury Bill Index, produced total returns of 0.25% and 0.04%, respectively, for the same period.2,3

An improving macroeconomic outlook helped to support global stock and bond prices over the reporting period.The fund produced higher returns than its performance baseline benchmark, primarily due to favorable results from equities and corporate bonds.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income).To pursue its goal, the fund uses an actively-managed multi-asset strategy to produce absolute or real returns with less volatility than major equity markets over a complete market cycle, typically a period of five years.The fund is not managed relative to an index, but rather seeks to provide an absolute return, with emphasis on capital preservation.The fund is unconstrained in its approach and invests in a core of return-seeking assets, including global equities, bonds and cash. In addition to this “core”, the fund invests, generally to a lesser extent, in other asset classes, including real estate, commodities, currencies and non-traditional asset classes and strategies, in order, along with derivatives, to help protect the fund from volatility and to help it to meet the investment objective.

To allocate the fund’s assets, we combine a top-down approach emphasizing economic trends and current investment themes on a global basis, with bottom-up security selection based on fundamental research. In choosing investments, we consider economic trends as emphasized by our global investment themes, security valuations and fundamentals.Within markets and sectors, we seek attractively priced companies possessing sustainable competitive advantages, and we may invest in such companies anywhere across their capital structures. Identifying the right security characteristics for the prevailing investment environment is key to our approach, which currently emphasizes income generation.

T h e  F u n d  3

D I S C U S S I O N O F F U N D P E R F O R M A N C E (continued)

Markets Driven by Macroeconomic Headlines

The reporting period began in the aftermath of major declines among stock markets and the prices of higher yielding bonds throughout the world. Fortunately, by the start of 2012, many financial markets were rallying amid encouraging macroeconomic developments, including U.S. employment gains, efforts to forestall a more severe banking crisis in Europe, and less restrictive monetary and fiscal policies in China. Consequently, investors became more comfortable with riskier investments. While they returned to a risk-averse posture during the spring when U.S. employment gains moderated and austerity programs in Europe encountered resistance, more encouraging economic data over the summer enabled global stocks and bonds to end the reporting period with respectable returns. U.S. markets generally fared better than other regions of the world.

Riskier Assets Buoyed Fund Performance

The fund produced a positive absolute return over the reporting period.The bulk of the fund’s returns were derived from stocks and high yield bonds. Long-dated U.S.Treasury inflation-linked securities also contributed positively to total returns. However, the fund’s commodities-oriented investments generally lagged market averages.

In the fund’s equity portfolio, results from the health care sector were bolstered by pharmaceutical developers Merck & Co., Roche Holding, Sanofi and Abbott Laboratories.We increased the fund’s exposure to utilities in anticipation of inflationary pressures, resulting in strong returns fromWisconsin Energy and SevernTrent.An emphasis on tobacco producers Reynolds American, British American Tobacco and Japan Tobacco also boosted results. Strength in these areas was partly offset by weakness among oil and gas producers Japan’s Inpex, Petroleo Brasileiro, ADR, Cl. A and France’s Total, as global energy demand slackened. Gold miners Newcrest Mining and Barrick Gold lost value as the prices of precious metals moderated.

Among bonds, high yield corporate securities provided robust returns with relatively little volatility, while falling interest rates boosted the value of sovereign bonds in Norway,Australia and New Zealand.

We employed put options and other derivatives instruments to mitigate the impact of equity market volatility upon the fund, and we sold call options on certain stock indices to reduce the costs of our hedging strategy.We also used forward contracts to protect the fund from adverse currency fluctuations.

Maintaining a Cautious Investment Posture

As of the reporting period’s end, we expect heightened market volatility to persist amid uncertainty regarding Europe’s financial crisis and fiscal pressures in the United States.Therefore, we have maintained the fund’s emphasis on markets that we see as relatively healthy from a fiscal perspective, such as Germany and some of the emerging markets. Despite prevailing headwinds, we have continued to identify opportunities for attractive returns in global stock and bond markets, while limiting the fund’s exposure to various risks.

November 15, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the prospectus of the fund. Bond securities are subject generally to interest rate, credit, liquidity, call, sector and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

Because the fund seeks to provide exposure to alternative or non-traditional asset categories or investment strategies, the fund’s performance will be linked to the performance of these highly volatile asset categories and strategies. Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of fund shares.The fund may, but is not required to, use derivative instruments, such as options, futures and options on futures, forward contracts and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through March 1, 2014, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. – Citigroup 30-Day Treasury Bill Index is a market value-weighted index of public obligations of the U.S.Treasury with maturities of 30 days. Investors cannot invest directly in any index.
3 SOURCE: BLOOMBERG – London Interbank Offered Rate (LIBOR).The rate of interest at which banks borrow funds, in marketable size from other banks in the London interbank market. LIBOR is the most widely used benchmark or reference rate for short term interest rates, and is an international rate.The London Interbank Offered
Rate is fixed each morning at 11 a.m. London time by the British Bankers’ Association (BBA).The rate is an average derived from 16 quotations provided by banks determined by the British Bankers’ Association, the four highest and lowest are then eliminated and an average of the remaining eight is calculated to arrive at the fix.
Eurodollar Libor is calculated on an ACT/360 day count basis and settlement is for two days hence.

T h e  F u n d  5

F U N D P E R F O R M A N C E

† Source: Bloomberg L.P.
Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus Global Real Return Fund on 5/12/10 (inception date) to a $10,000 investment made in the Citibank 30-Day Treasury Bill Index and the U.S. $1-Month London Interbank Offered Rate (LIBOR) Index on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Citibank 30-Day Treasury Bill Index is a market value-weighted index of public obligations of the U.S.Treasury with maturities of 30 days.The LIBOR is the rate of interest at which banks borrow funds, in marketable size, from other banks in the London interbank market.The LIBOR is the most widely used benchmark or reference rate for short term interest rates, and is an international rate.The LIBOR is fixed each morning at 11 a.m. London time by the British Bankers’ Association (BBA).The rate is an average derived from 16 quotations provided by banks determined by the British Bankers’ Association; the four highest and lowest are then eliminated and an average of the remaining eight is calculated to arrive at the fix. Eurodollar LIBOR is calculated on an ACT/360 day count basis and settlement is for two days hence. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/12
	Inception		From
	Date	1 Year	Inception
Class A shares
with maximum sales charge (5.75%)	5/12/10	–0.86%	2.83%
without sales charge	5/12/10	5.16%	5.32%
Class C shares
with applicable redemption charge †	5/12/10	3.39%	4.56%
without redemption	5/12/10	4.39%	4.56%
Class I shares	5/12/10	5.45%	5.59%
U.S. $1-Month London Interbank
Offered Rate (LIBOR) Index	4/30/10	0.25%	0.26%††
Citibank 30-Day Treasury Bill Index	4/30/10	0.04%	0.08%††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	For comparative purposes, the value of the Index as of 4/30/10 is used as the beginning value on 5/12/10.

T h e  F u n d  7

U N D E R S TA N D I N G  YO U R  F U N D ’ S  E X P E N S E S  ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Real Return Fund from May 1, 2012 to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2012
	Class A	Class C	Class I
Expenses paid per $1,000†	$7.68	$11.50	$6.40
Ending value (after expenses)	$1,036.90	$1,033.50	$1,038.30

C O M P A R I N G  Y O U R  F U N D ’ S  E X P E N S E S
W I T H  T H O S E  O F  O T H E R F U N D S  ( U n a u d i t e d )

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$7.61	$11.39	$6.34
Ending value (after expenses)	$1,017.60	$1,013.83	$1,018.85

† Expenses are equal to the fund’s annualized expense ratio of 1.50% for Class A, 2.25% for Class C and 1.25%
for Class I,multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

S TAT E M E N T	O F	I N V E S T M E N T S
O c t o b e r 3 1 , 2 0 1 2

		Coupon	Maturity	Principal
Bonds and Notes—28.2%		Rate (%)	Date	Amount ($)[a]		Value ($)
Australia—5.6%
Australian Goverment,
Sr. Unscd. Bonds, Ser. 136	AUD	4.75	4/21/27	840,000		1,003,751
Australian Goverment,
Sr. Unscd. Bonds, Ser. 133	AUD	5.50	4/21/23	1,660,000		2,086,285
Queensland Treasury
Gov. Gtd. Notes, Ser. 24	AUD	5.75	7/22/24	536,000		628,699
Santos Finance,
Gtd. Notes	EUR	8.25	9/22/70	150,000	[b]	204,142
						3,922,877
Croatia—.2%
Agrokor,
Gtd. Notes	EUR	9.13	2/1/20	130,000		174,185
El Salvador—.2%
Telemovil Finance,
Gtd. Notes		8.00	10/1/17	100,000		106,500
Germany—.8%
Conti-Gummi Finance,
Sr. Scd. Notes	EUR	7.50	9/15/17	150,000		209,100
HeidelbergCement Finance,
Gtd. Bonds	EUR	7.50	4/3/20	125,000		185,235
Unitymedia Hessen,
Sr. Scd. Notes	EUR	8.13	12/1/17	100,000		140,145
						534,480
Ireland—.5%
Ardagh Glass Finance,
Gtd. Bonds	EUR	7.13	6/15/17	150,000		196,852
Smurfit Kappa Acquisitions,
Sr. Scd. Notes	EUR	7.25	11/15/17	100,000		139,011
						335,863
Italy—.5%
Lottomatica Group,
Jr. Sub. Bonds	EUR	8.25	3/31/66	150,000	[b]	194,907
Wind Acquisition Finance,
Scd. Notes	EUR	11.75	7/15/17	150,000		189,561
						384,468
Luxembourg—.2%
Aguila 3,
Sr. Scd. Notes		7.88	1/31/18	150,000		158,250

T h e  F u n d  9

S TAT E M E N T O F I N V E S T M E N T S (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Mexico—.2%
Satmex Escrow,
Sr. Scd. Notes		9.50	5/15/17	126,000		134,820
Netherlands—.6%
OI European Group,
Gtd. Notes	EUR	6.75	9/15/20	100,000		144,844
UPC Holding,
Scd. Notes	EUR	8.38	8/15/20	100,000		141,830
Ziggo Bond,
Gtd. Notes	EUR	8.00	5/15/18	100,000		142,738
						429,412
New Zealand—1.9%
New Zealand Government,
Sr. Unscd. Bonds,
Ser. 423	NZD	5.50	4/15/23	505,000		487,911
New Zealand Government,
Sr. Unscd. Bonds,
Ser. 521	NZD	6.00	5/15/21	830,000		819,061
						1,306,972
Norway—3.7%
Norwegian Government,
Bonds, Ser. 474	NOK	3.75	5/25/21	1,045,000		210,664
Norwegian Government,
Bonds, Ser 473	NOK	4.50	5/22/19	11,705,000		2,408,217
						2,618,881
South Africa—.3%
Edcon Proprietary,
Scd. Notes	EUR	3.50	6/15/14	150,000	[b]	181,784
Sweden—.5%
Eileme 2,
Sr. Scd. Notes	EUR	11.75	1/31/20	110,000		160,540
Norcell Sweden
Holding 3,
Sr. Scd. Notes	SEK	9.25	9/29/18	1,000,000		163,955
						324,495

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Switzerland—.4%
Matterhorn Mobile,
Sr. Scd. Notes	CHF	6.75	5/15/19	150,000		171,132
Sunrise Communications
International,
Sr. Scd. Notes	EUR	7.00	12/31/17	100,000		139,659
						310,791
United Kingdom—3.5%
Anglian Water
Services Financing,
Sr. Scd. Notes, Ser. A8	GBP	3.67	7/30/24	50,000	[c]	141,437
Boparan Finance,
Gtd. Notes	GBP	9.88	4/30/18	100,000		177,514
Cable & Wireless
International Finance,
Gtd. Bonds	GBP	8.63	3/25/19	110,000		190,828
Co-Operative Bank,
Sub. Notes	GBP	5.63	11/16/21	100,000	[b]	140,074
Dwr Cymru Financing,
Asset Backed Bonds	GBP	1.86	3/31/48	150,000	[c]	276,254
Ineos Finance,
Sr. Scd. Notes	EUR	7.25	2/15/19	100,000	[b]	132,531
ISS,
Sr. Scd. Notes	EUR	11.00	6/15/14	100,000		134,896
Jaguar Land Rover,
Gtd. Bonds		8.13	5/15/21	150,000		162,375
John Lewis,
Sr. Unscd. Bonds	GBP	8.38	4/8/19	75,000		158,452
Kerling,
Sr. Scd. Notes	EUR	10.63	2/1/17	150,000		181,298
LBG Capital No.1,
Gtd. Bonds, Ser. 8	GBP	7.87	8/25/20	70,000		113,359
National Grid
Electricity Transmission,
Sr. Unscd. Bonds	GBP	2.98	7/8/18	32,000	[c]	85,217

T h e  F u n d  11

S TAT E M E N T O F I N V E S T M E N T S (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
United Kingdom (continued)
National Grid Gas,
Gtd. Bonds	GBP	4.19	12/14/22	19,000	[c]	61,160
Priory Group No. 3
Sr. Scd. Notes	GBP	7.00	2/15/18	100,000		172,269
Prudential,
Jr. Sub. Notes		11.75	12/29/49	181,000	[b]	209,055
TESCO,
Sr. Unscd. Notes	GBP	4.00	9/8/16	60,000	[c]	159,785
						2,496,504
United States—9.1%
Catalent Pharma Solutions,
Gtd. Notes	EUR	9.75	4/15/17	150,000		200,254
CEDC Finance Corp International,
Sr. Scd. Notes		9.13	12/1/16	100,000		66,000
Chesapeake Energy,
Gtd. Notes		6.78	3/15/19	170,000		170,638
Clearwire Communications,
Sr. Scd. Notes		12.00	12/1/15	150,000		160,430
EXCO Resources,
Gtd. Notes		7.50	9/15/18	185,000		174,825
Nextel Communications,
Gtd. Notes, Ser. D		7.38	8/1/15	50,000		50,188
Offshore Group Investment,
Sr. Scd. Notes		11.50	8/1/15	186,000		204,832
Sable International Finance,
Sr. Scd. Notes		7.75	2/15/15	100,000		107,000
U.S. Treasury Inflation
Protected Securities, Bonds		2.50	1/15/29	1,668,588	[d]	2,415,411
U.S. Treasury Notes		0.50	11/30/12	2,868,000		2,869,233
						6,418,811
Total Bonds and Notes
(cost $18,866,734)						19,839,093

Common Stocks—55.3%	Shares	Value ($)
Australia—3.1%
Newcrest Mining	53,342	1,463,480
Telstra	175,900	755,939
		2,219,419
Brazil—.8%
Petroleo Brasileiro, ADR, Cl. A	28,632	587,815
Canada—3.5%
Barrick Gold	31,188	1,263,114
Yamana Gold	60,262	1,217,006
		2,480,120
Denmark—1.2%
TDC	119,240	821,473
France—3.5%
Sanofi	11,768	1,034,459
Total	28,544	1,436,227
		2,470,686
Germany—3.6%
Bayer	21,095	1,837,118
Deutsche Telekom	60,760	693,741
		2,530,859
Japan—1.9%
Asahi Group Holdings	24,800	565,091
Japan Tobacco	29,000	801,378
		1,366,469
Luxembourg—.9%
Millicom International Cellular, SDR	7,365	636,244
Netherlands—1.7%
Koninklijke KPN	77,107	486,816
Reed Elsevier	50,952	684,516
		1,171,332

T h e  F u n d  13

S TAT E M E N T O F I N V E S T M E N T S (continued)

Common Stocks (continued)	Shares		Value ($)
Norway—.8%
Statoil	21,823		539,326
Peru—.1%
Cia de Minas Buenaventura, ADR	1,421		50,815
Poland—.9%
Telekomunikacja Polska	163,594		617,964
South Africa—.9%
MTN Group	35,496		640,026
Sweden—.8%
TeliaSonera	92,060		606,109
Switzerland—4.8%
Novartis	21,902		1,318,165
Roche Holding	6,606		1,270,412
Syngenta	1,990		777,367
			3,365,944
United Kingdom—11.1%
BAE Systems	121,007		609,653
British American Tobacco	10,991		544,433
Cable & Wireless Communications	340,117		205,771
Centrica	245,227		1,282,587
GlaxoSmithKline	84,652		1,894,073
Severn Trent	31,112		806,330
SSE	45,275		1,057,953
Vodafone Group	174,236		473,078
WM Morrison Supermarkets	216,460		935,815
			7,809,693
United States—15.7%
Abbott Laboratories	14,843		972,513
Accenture, Cl. A	12,309		829,750
Annaly Capital Management	39,454	[e]	636,788
Medtronic	15,691		652,432
Merck & Co.	21,004		958,413
Newmont Mining	8,385		457,402
PDL BioPharma	25,472		189,766

Common Stocks (continued)	Shares		Value ($)
United States (continued)
PowerShares DB Gold Fund	43,449	[f]	2,570,877
Reynolds American	34,531		1,437,871
Sprint Nextel	79,639	[f]	441,200
Sysco	32,320		1,004,182
Wisconsin Energy	22,708		873,577
			11,024,771
Total Common Stocks
(cost $36,811,648)			38,939,065
	Number of
Options Purchased—.2%	Contracts		Value ($)
Call Options—.1%
CBOE Volatility Index Futures,
January 2013 @ $26	129	[f]	20,640
CBOE Volatility Index Futures,
January 2013 @ $25	163	[f]	29,340
			49,980
Put Options—.1%
CBOE Volatility Index Futures,
December 2012 @ $18	163	[f]	24,450
CBOE Volatility Index Futures,
December 2012 @ $19	129	[f]	27,090
FTSE 100 Index Futures,
December 2012 @ GBP 5,650	42	[f]	55,234
			106,774
Total Options Purchased
(cost $167,919)			156,754
	Principal
Short-Term Investments—6.3%	Amount ($)		Value ($)
U.S. Treasury Bills:
0.00%, 11/8/12	755,000		754,992
0.08%, 4/4/13	3,677,000		3,674,919
Total Short-Term Investments
(cost $4,429,835)			4,429,911

T h e  F u n d  15

S TAT E M E N T  O F  I N V E S T M E N T S  (continued)

Other Investments—12.3%	Shares	Value ($)
Registered Investment Companies:
Dreyfus Institutional Preferred
Plus Money Market Fund	8,470,000 [g]	8,470,000
NB Global Floating Rate Income Fund	243,862	242,643
Total Other Investments
(cost $8,706,171)		8,712,643

Total Investments (cost $68,982,307)	102.3%	72,077,466
Liabilities, Less Cash and Receivables	(2.3%)	(1,636,318)
Net Assets	100.0%	70,441,148

ADR—American Depository Receipts
SDR—Swedish Depository Receipts

a Principal amount stated in U.S. Dollars unless otherwise noted.
AUD—Australian Dollar
CHF—Swiss Franc
EUR—Euro
GBP—British Pound
NOK—Norwegian Krone
NZD—New Zealand Dollar
SEK—Swedish Krona
b Variable rate security—interest rate subject to periodic change.
c Principal amount for accrual purposes is periodically adjusted based on changes in the British Consumer Price Index.
d Principal amount for accrual purposes is periodically adjusted based on changes in the U.S. Consumer Price Index.
e Investment in real estate investment trust.
f Non-income producing security.
g Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Short-Term/		Energy	3.6
Money Market Investments	18.3	Exchange-Traded Funds	3.6
Corporate Bonds	15.5	Information Technology	1.2
Health Care	14.4	Consumer Discretionary	1.0
Telecommunication Services	9.1	Financial	.9
Consumer Staples	7.5	Industrial	.9
U.S. Government Securities	7.5	Mutual Fund : Foreign	.3
Materials	7.4	Options Purchased	.2
Utilities	5.7
Foreign/Governmental	5.2		102.3

† Based on net assets.
See notes to financial statements.

S TAT E M E N T  O F  O P T I O N S  W R I T T E N

O c t o b e r  3 1 ,  2 0 1 2

	Number of
	Contracts		Value ($)
Call Options:
FTSE 100 Index Futures,
December 2012 @ GBP 6,050	106	[a]	(31,646)
FTSE 100 Index Futures,
January 2013 @ GBP 6,150	42	[a]	(11,861)
Put Options:
FTSE 100 Index Futures,
December 2012 @ GBP 5,350	42	[a]	(20,332)
(premiums received $232,150)			(63,839)

GBP—British Pound
a Non-income producing security.
See notes to financial statements.

T h e  F u n d  17

S TAT E M E N T O F A S S E T S A N D L I A B I L I T I E S
O c t o b e r 3 1 , 2 0 1 2

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		60,512,307	63,607,466
Affiliated issuers		8,470,000	8,470,000
Cash on initial margin—Note 4			350,560
Cash denominated in foreign currencies		6,570	6,409
Dividends and interest receivable			327,129
Receivable for shares of Common Stock subscribed			90,561
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			60,003
Receivable for investment securities sold			56,471
Prepaid expenses			17,826
			72,986,425
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			65,905
Cash overdraft due to Custodian			4,490
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			1,167,582
Payable for investment securities purchased			1,106,308
Outstanding options written, at value (premiums received
$232,150)—See Statement of Options Written—Note 4			63,839
Payable for shares of Common Stock redeemed			71,396
Accrued expenses			65,757
			2,545,277
Net Assets ($)			70,441,148
Composition of Net Assets ($):
Paid-in capital			67,629,030
Accumulated undistributed investment income—net			964,437
Accumulated net realized gain (loss) on investments			(310,572)
Accumulated net unrealized appreciation (depreciation) on investments,
options transactions and foreign currency transactions			2,158,253
Net Assets ($)			70,441,148

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	17,087,911	943,698	52,409,539
Shares Outstanding	1,214,649	67,950	3,717,626
Net Asset Value Per Share ($)	14.07	13.89	14.10

See notes to financial statements.

S TAT E M E N T O F O P E R AT I O N S
Ye a r E n d e d O c t o b e r 3 1 , 2 0 1 2

Investment Income ($):
Income:
Cash dividends (net of $49,783 foreign taxes withheld at source):
Unaffiliated issuers	806,027
Affiliated issuers	3,186
Interest	311,320
Total Income	1,120,533
Expenses:
Management fee—Note 3(a)	361,553
Registration fees	46,272
Auditing fees	43,668
Shareholder servicing costs—Note 3(c)	42,039
Custodian fees—Note 3(c)	34,022
Prospectus and shareholders’ reports	19,241
Distribution fees—Note 3(b)	4,383
Directors’ fees and expenses—Note 3(d)	2,431
Legal fees	1,752
Loan commitment fees—Note 2	465
Interest expense—Note 2	74
Miscellaneous	24,954
Total Expenses	580,854
Less—reduction in expenses due to undertaking—Note 3(a)	(50,461)
Less—reduction in fees due to earnings credits—Note 3(c)	(15)
Net Expenses	530,378
Investment Income—Net	590,155
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(277,379)
Net realized gain (loss) on options transactions	(126,952)
Net realized gain (loss) on forward foreign currency exchange contracts	543,119
Net Realized Gain (Loss)	138,788
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	2,701,561
Net unrealized appreciation (depreciation) on options transactions	263,019
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(1,154,453)
Net Unrealized Appreciation (Depreciation)	1,810,127
Net Realized and Unrealized Gain (Loss) on Investments	1,948,915
Net Increase in Net Assets Resulting from Operations	2,539,070

See notes to financial statements.

T h e  F u n d  19

S TAT E M E N T  O F  C H A N G E S  I N  N E T  A S S E T S

	Year Ended October 31,
	2012	2011
Operations ($):
Investment income—net	590,155	151,180
Net realized gain (loss) on investments	138,788	(84,680)
Net unrealized appreciation
(depreciation) on investments	1,810,127	(48,006)
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,539,070	18,494
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(12,051)	—
Class I Shares	(188,051)	—
Net realized gain on investments:
Class A Shares	(13,147)	—
Class C Shares	(1,870)	—
Class I Shares	(110,122)	—
Total Dividends	(325,241)	—
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	20,229,823	2,125,479
Class C Shares	754,317	123,078
Class I Shares	36,736,292	21,104,956
Dividends reinvested:
Class A Shares	24,685	—
Class C Shares	637	—
Class I Shares	279,676	—
Cost of shares redeemed:
Class A Shares	(8,799,384)	(346,366)
Class C Shares	(1,022,848)	—
Class I Shares	(7,327,473)	(1,161,870)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	40,875,725	21,845,277
Total Increase (Decrease) in Net Assets	43,089,554	21,863,771
Net Assets ($):
Beginning of Period	27,351,594	5,487,823
End of Period	70,441,148	27,351,594
Undistributed investment income—net	964,437	35,066

	Year Ended October 31,
	2012	2011
Capital Share Transactions:
Class A
Shares sold	1,471,625	155,976
Shares issued for dividends reinvested	1,846	—
Shares redeemed	(637,563)	(25,746)
Net Increase (Decrease) in Shares Outstanding	835,908	130,230
Class C
Shares sold	55,033	9,070
Shares issued for dividends reinvested	48	—
Shares redeemed	(76,201)	—
Net Increase (Decrease) in Shares Outstanding	(21,120)	9,070
Class I
Shares sold	2,680,434	1,558,088
Shares issued for dividends reinvested	20,918	—
Shares redeemed	(535,472)	(86,342)
Net Increase (Decrease) in Shares Outstanding	2,165,880	1,471,746

See notes to financial statements.

T h e   F u n d  21

F I N A N C I A L  H I G H L I G H T S

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Class A Shares	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	13.51	13.44	12.50
Investment Operations:
Investment income—net[b]	.17	.20	.06
Net realized and unrealized
gain (loss) on investments	.53	(.13)	.88
Total from Investment Operations	.70	.07	.94
Distributions:
Dividends from investment income—net	(.07)	—	—
Dividends from net realized gain on investments	(.07)	—	—
Total Distributions	(.14)	—	—
Net asset value, end of period	14.07	13.51	13.44
Total Return (%)[c]	5.16	.52	7.52	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.72	3.53	5.96	[e]
Ratio of net expenses to average net assets	1.50	1.50	1.50	[e]
Ratio of net investment income
to average net assets	1.26	1.46	.94	[e]
Portfolio Turnover Rate	53.24	42.97	49.61	[d]
Net Assets, end of period ($ x 1,000)	17,088	5,117	3,340

a	From May 12, 2010 (commencement of operations) to October 31, 2010.
[b]	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

		Year Ended October 31,
Class C Shares	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	13.37	13.39	12.50
Investment Operations:
Investment income—net[b]	.06	.10	.01
Net realized and unrealized
gain (loss) on investments	.53	(.12)	.88
Total from Investment Operations	.59	(.02)	.89
Distributions:
Dividends from net realized gain on investments	(.07)	—	—
Net asset value, end of period	13.89	13.37	13.39
Total Return (%)[c]	4.39	(.22)	7.20	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.56	4.37	6.75	[e]
Ratio of net expenses to average net assets	2.25	2.25	2.25	[e]
Ratio of net investment income
to average net assets	.51	.75	.20	[e]
Portfolio Turnover Rate	53.24	42.97	49.61	[d]
Net Assets, end of period ($ x 1,000)	944	1,190	1,071

a	From May 12, 2010 (commencement of operations) to October 31, 2010.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

T h e  F u n d  23

F I N A N C I A L  H I G H L I G H T S  (continued)

		Year Ended October 31,
Class I Shares	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	13.56	13.46	12.50
Investment Operations:
Investment income—net[b]	.21	.18	.07
Net realized and unrealized
gain (loss) on investments	.53	(.08)	.89
Total from Investment Operations	.74	.10	.96
Distributions:
Dividends from investment income—net	(.13)	—	—
Dividends from net realized gain on investments	(.07)	—	—
Total Distributions	(.20)	—	—
Net asset value, end of period	14.10	13.56	13.46
Total Return (%)	5.45	.74	7.68	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.35	2.33	5.75	[d]
Ratio of net expenses to average net assets	1.25	1.25	1.25	[d]
Ratio of net investment income
to average net assets	1.55	1.46	1.19	[d]
Portfolio Turnover Rate	53.24	42.97	49.61	[c]
Net Assets, end of period ($ x 1,000)	52,410	21,044	1,076

a	From May 12, 2010 (commencement of operations) to October 31, 2010.
[b]	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

N O T E S  T O  F I N A N C I A L  S TAT E M E N T S

NOTE 1—Significant Accounting Policies:

Dreyfus Global Real Return Fund (the “fund”) is a separate non-diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund.The fund’s investment objective is to seek total return (consisting of capital appreciation and income).The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Capital Management Limited (“Newton”), an affiliate of BNY Mellon, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

T h e  F u n d  25

N O T E S T  O F  I N A N C I A L  S TAT E M E N T S  (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered

T h e  F u n d  27

N O T E S T  O F I N A N C I A L  S TAT E M E N T S (continued)

investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited,assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Options which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. These securities are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter are valued at the mean between the bid and asked price.These securities are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate.These securities are generally categorized within Level 2 of the fair value hierarchy.

T h e  F u n d  29

N O T E S  T O  F I N A N C I A L  S TAT E M E N T S  (continued)

The following is a summary of the inputs used as of October 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	—	6,909,861	—	6,909,861
Equity Securities—Domestic
Common Stocks†	8,453,894	—	—	8,453,894
Equity Securities—Foreign
Common Stocks†	27,914,294	—	—	27,914,294
Exchange-Traded
Funds	2,570,877	—	—	2,570,877
Foreign Government	—	7,644,588	—	7,644,588
Mutual Funds	8,712,643	—	—	8,712,643
U.S. Treasury	—	9,714,555	—	9,714,555
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	60,003	—	60,003
Options Purchased	156,754	—	—	156,754
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(1,167,582)	—	(1,167,582)
Options Written	(63,839)	—	—	(63,839)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2011, $1,577,653 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended October 31, 2012 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2011 ($)	Purchases ($)	Sales ($)	10/31/2012 (%)	Assets ($)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	—	63,575,107	55,105,107	8,470,000	12.0

T h e  F u n d  31

N O T E S  T O  F I N A N C I A L  S TAT E M E N T S  (continued)

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $207,900, accumulated capital losses $58,862 and unrealized appreciation $2,663,080.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2012.The fund has $58,862 of post-enactment short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2012 and October 31, 2011 were as follows: ordinary income $270,888 and $0 and long-term capital gains $54,353 and $0, respectively.

During the period ended October 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, passive foreign investment companies and real estate investment trusts, the fund increased accumulated undistributed investment income-net by $539,318 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) New Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position.They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition,ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their

T h e  F u n d  33

N O T E S  T O  F I N A N C I A L  S TAT E M E N T S  (continued)

financial statements on the basis of International Financial Reporting Standards (“IFRS”).ASU 2011-11 requires entities to:disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements;and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the fund’s financial statement disclosures.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each,a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 10, 2012, the $225 million unsecured credit facility with Citibank, N.A., was decreased to $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2012, was approximately $6,300, with a related weighted average annualized interest rate of 1.18%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, until March 1, 2014, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, com-

mitment fees on borrowings and extraordinary expenses) exceed 1.25% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $50,461 during the period ended October 31, 2012.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, Dreyfus pays Newton an annual fee of .43% of the value of the fund’s average daily net assets, payable monthly.

During the period ended October 31, 2012, the Distributor retained $2,180 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2012, Class C shares were charged $4,383 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2012, Class A and Class C shares were charged $21,751 and $1,461, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

T h e  F u n d  35

N O T E S  T O  F I N A N C I A L  S TAT E M E N T S (continued)

The fund compensates DreyfusTransfer, Inc. (“DTI”), a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2012, the fund was charged $3,761 for transfer agency services and $67 for cash management services. Cash management fees were partially offset by earnings credits of $8. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2012, the fund was charged $34,022 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2012, the fund was charged $227 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $7.

During the period ended October 31, 2012, the fund was charged $8,517 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $51,072, Distribution Plan fees $564, Shareholder Services Plan fees $3,774, custodian fees $10,348, Chief Compliance Officer fees $2,654 and transfer agency fees $580, which are offset against an expense reimbursement currently in effect in the amount of $3,087.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, options transactions and forward contracts, during the period ended October 31, 2012, amounted to $53,026,320 and $18,572,407, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2012 is discussed below.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2012 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Equity risk[1]	156,754	Equity risk[2]	(63,839)
Foreign exchange risk[3]	60,003	Foreign exchange risk[4]	(1,167,582)
Gross fair value of
derivatives contracts	216,757		(1,231,421)

Statement of Assets and Liabilities location:

1	Options purchased are included in investments in securities—Unaffiliated issuers, at value.
2	Outstanding options written, at value.
3	Unrealized appreciation on forward foreign currency exchange contracts.
4	Unrealized depreciation on forward foreign currency exchange contracts.

T h e  F u n d  37

N O T E S  T O  F I N A N C I A L  S TAT E M E N T S  (continued)

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2012 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
	Options	Forward
Underlying risk	Transactions[5]	Contracts[6]	Total
Equity	(95,766)	—	(95,766)
Foreign exchange	(31,186)	543,119	511,933
Total	(126,952)	543,119	416,167

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)
	Options	Forward
Underlying risk	Transactions[7]	Contracts[8]	Total
Equity	240,420	—	240,420
Foreign exchange	22,599	(1,154,453)	(1,131,854)
Total	263,019	(1,154,453)	(891,434)

Statement of Operations location:

5	Net realized gain (loss) on options transactions.
6	Net realized gain (loss) on forward foreign currency exchange contracts.
7	Net unrealized appreciation (depreciation) on options transactions.
8	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities and foreign currencies, or as a substitute for an investment.The fund is subject to market risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects the following: any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended October 31, 2012:

			Options Terminated
	Number of	Premiums		Net Realized
Options Written:	Contracts	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
October 31, 2011	160	201,111
Contracts written	1,406	1,593,211
Contracts terminated:
Contracts closed	914	1,043,556	527,919	515,637
Contracts expired	462	518,616	—	518,616
Total contracts terminated	1,376	1,562,172	527,919	1,034,253
Contracts Outstanding
October 31, 2012	190	232,150

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to

T h e  F u n d  39

N O T E S  T O  F I N A N C I A L  S TAT E M E N T S (continued)

settle foreign currency transactions or as a part of its investment strategy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates.Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at October 31, 2012:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
British Pound,
Expiring:
11/1/2012[a]	27,280	43,965	44,023	58
11/14/2012[b]	2,452,000	3,948,006	3,956,720	8,714
11/14/2012[c]	263,000	418,226	424,395	6,169
Euro,
Expiring
2/15/2013[b]	1,842,000	2,402,508	2,390,126	(12,382)
Sales:		Proceeds ($)
Australian Dollar,
Expiring:
12/14/2012[a]	613,000	610,023	634,023	(24,000)
12/14/2012[b]	6,083,000	6,015,490	6,291,614	(276,124)
12/14/2012[c]	1,337,000	1,338,427	1,382,852	(44,425)
British Pound,
Expiring:
11/14/2012[a]	2,938,000	4,626,847	4,740,964	(114,117)
11/14/2012[b]	4,016,773	6,445,113	6,481,748	(36,635)
11/14/2012[c]	2,120,000	3,297,323	3,420,981	(123,658)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Canadian Dollar,
Expiring
2/15/2013[c]	877,654	884,129	876,671	7,458
Danish Krone,
Expiring
4/15/2013[d]	4,916,000	856,195	856,764	(569)
Euro,
Expiring:
2/15/2013[a]	8,987,350	11,375,066	11,661,722	(286,656)
2/15/2013[c]	53,000	68,784	68,771	13
Japanese Yen,
expiring
4/15/2013[b]	106,142,000	1,360,409	1,331,932	28,477
New Zealand Dollar,
expiring
4/15/2013[a]	1,595,000	1,285,969	1,297,351	(11,382)
Norwegian Krone,
Expiring:
2/15/2013[a]	716,000	119,754	125,081	(5,327)
2/15/2013[c]	16,305,300	2,739,858	2,848,438	(108,580)
Polish Zloty,
Expiring:
2/15/2013[a]	132,000	39,165	40,856	(1,691)
2/15/2013[b]	276,000	81,603	85,427	(3,824)
2/15/2013[c]	2,056,000	609,710	636,368	(26,658)
South African Rand,
Expiring:
12/14/2012[a]	921,000	106,199	105,508	691
12/14/2012[b]	1,715,100	197,413	196,479	934
12/14/2012[c]	1,161,000	140,491	133,002	7,489
Swedish Krona,
Expiring:
2/15/2013[a]	2,576,000	383,434	387,195	(3,761)
2/15/2013[b]	1,083,000	159,703	162,784	(3,081)
2/15/2013[c]	1,661,000	249,372	249,663	(291)
Swiss Franc,
Expiring:
12/14/2012[a]	2,544,000	2,661,399	2,733,508	(72,109)
12/14/2012[b]	319,000	331,430	342,763	(11,333)
12/14/2012[c]	181,000	193,504	194,483	(979)
Gross Unrealized
Appreciation				60,003
Gross Unrealized
Depreciation				(1,167,582)

Counterparties:
a Royal Bank of Scotland
b JPMorgan Chase & Co.
c UBS
d Barclays Capital

T h e  F u n d  41

N O T E S  T O  F I N A N C I A L  S TAT E M E N T S (continued)

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2012:

Average Market Value ($)
Equity options contracts	245,050
Foreign currency options contracts	919
Forward contracts	24,566,934

At October 31,2012,the cost of investments for federal income tax purposes was $69,077,875; accordingly, accumulated net unrealized appreciation on investments was $2,999,591, consisting of $3,981,531 gross unrealized appreciation and $981,940 gross unrealized depreciation.

R E P O R T  O F  I N D E P E N D E N T  R E G I S T E R E D
P U B L I C  A C C O U N T I N G  F I R M

Shareholders and Board of Directors
Dreyfus Global Real Return Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and options written, of Dreyfus Global Real Return Fund (one of the series comprising Advantage Funds, Inc.) as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Real Return Fund at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

NewYork, NewYork
December 27, 2012

T h e  F u n d  43

I M P O R TA N T  TA X  I N F O R M AT I O N  ( U n a u d i t e d )

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2012:

—the total amount of taxes paid to foreign countries was $36,024.

—the total amount of income sourced from foreign countries was $1,125,058.

For the fiscal year ended October 31, 2012, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $270,888 represents the maximum amount that may be considered qualified dividend income.Also, the fund hereby designates $.0351 per share as a long-term capital gain and $.0381 per share as a short-term capital gain distribution paid on December 29, 2011.

P R O X Y  R E S U LT S  ( U n a u d i t e d )

The Company held a special meeting of shareholders on August 3, 2012.The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For		Authority Withheld
To elect additional Board Members:
Lynn Martin†	90,334,756		3,252,629
Robin A. Melvin†	90,449,622		3,137,763
Philip L. Toia†	90,229,928		3,357,457

† Each new Board Member’s term commenced on September 1, 2012.
In addition Peggy C. Davis, Joseph S. DiMartino, David P. Feldman, Ehud Houminer and Dr. Martin Peretz continue as Board Members of the Company.

B O A R D  M E M B E R S  I N F O R M AT I O N  ( U n a u d i t e d )

Joseph S. DiMartino (69)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 157
———————
Peggy C. Davis (69)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, NewYork University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 63
———————
David P. Feldman (72)
Board Member (1996)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
• QMed, Inc. a healthcare company, Director (1999-2007)
No. of Portfolios for which Board Member Serves: 46
———————
Ehud Houminer (72)
Board Member (1993)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 73

T h e  F u n d  45

B O A R D  M E M B E R S  I N F O R M AT I O N  ( U n a u d i t e d ) (continued)

Lynn Martin (72)
Board Member (2012)
Principal Occupation During Past 5Years:
• President of The Martin Hall Group LLC, a human resources consulting firm, from January
2005-present
Other Public Company Board Memberships During Past 5Years:
• AT&T Inc., a telecommunications company, Director (1999-2012)
• Ryder System,Inc.,a supply chain and transportation management company,Director (1993-2012)
• The Proctor & Gamble Co., a consumer products company, Director (1994-2009)
• Constellation Energy Group Inc., Director (2003-2009)
No. of Portfolios for which Board Member Serves: 46
———————
Robin A. Melvin (49)
Board Member (2012)
Principal Occupation During Past 5Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 83
———————
Dr. Martin Peretz (73)
Board Member (2006)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-present) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-present)
No. of Portfolios for which Board Member Serves: 46
———————
Philip L. Toia (79)
Board Member (2012)
Principal Occupation During Past 5Years:
• Private Investor
No. of Portfolios for which Board Member Serves: 56
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Gloria Messinger, Emeritus Board Member

O F F I C E R S  O F  T H E  F U N D  ( U n a u d i t e d )

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 72 investment companies (comprised of 156 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

T h e  F u n d  47

O F F I C E R S  O F  T H E  F U N D  ( U n a u d i t e d ) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios). He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and SeniorVice President, Citi Global Wealth Management. He is an officer of 69 investment companies (comprised of 179 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $220,020 in 2011 and $225,816 in 2012.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $24,000 in 2011 and $36,000 in 2012. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2011 and $-0- in 2012.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $30,288 in 2011 and $43,947 in 2012. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $-0- in 2011 and $-0- in 2012.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $58 in 2011 and $112 in 2012. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $-0- in 2011 and $200,000 in 2012.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $18,299,198 in 2011 and $47,346,640 in 2012.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.            Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.            Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.            Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.            Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advantage Funds, Inc. By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	April 18, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	April 18, 2013

By: /s/ James Windels
James Windels, Treasurer
Date:	April 18, 2013

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)